                                                                   EXHIBIT 10.53


                            ASSIGNMENT OF DOCUMENTS

                           Dated as of April 7, 1995

         FOR AND IN CONSIDERATION of One Dollar ($1.00) and further good and valuable consideration to it in hand paid, the receipt of which is hereby acknowledged, NWC FUNDING CORPORATION, a Delaware corporation ("Assignor"), hereby sells, transfers and assigns, without recourse, to NORWEST CORPORATION, a Delaware corporation ("Assignee"), all of Assignor's right, title and interest, if any, in and to the following documents (collectively, the "Assigned Documents"):

                 1. Note. That certain Third Amended and Restated Promissory Note, dated as of August 5, 1986, made by NWC Limited Partnership, a Minnesota limited partnership (the "Borrower") payable to the order of the Assignor in the original principal amount of $110,000,000 (the "Note").

                 2. Credit Agreement. That certain Amendment and Restatement to Credit Facility Agreement, dated as of November 4, 1987, as amended by that certain First Amendment to Credit Facility Agreement, dated as of August 7, 1992, and that certain Second Amendment to Credit Facility Agreement, dated as of September 29, 1993, each by and between the Assignor and the Borrower (as amended, the "Credit Agreement").

                 3. Other Documents. Each and every UCC financing statement (together with each continuation and amendment thereof), mortgage, security agreement, assignment of rents, subordination agreement and each other instrument, document and agreement securing payment of the Note or otherwise relating to the security for the Note, including (without limitation) those certain documents described in Exhibit A hereto.

Assignor does hereby covenant and warrant to Assignee that it has good right and lawful authority to transfer and assign the Note and the Credit Agreement and all of its right, title, claim and interest, if any, in and to other Assigned Documents and hereby authorizes and empowers Assignee to take any action which it may deem necessary to enforce the terms and conditions thereof and agrees to execute such additional documents and instruments as may be requested by Assignee to effectuate the full assignment of the Assigned Documents to the Assignee. This Assignment is binding upon the successors and assigns of Assignor and inures to the benefit of the heirs, legal representatives, successors and assigns of the Assignee.


                            [SIGNATURE PAGE FOLLOWS]

         This Assignment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one in the same instrument.


                                     NWC FUNDING CORPORATION

                                     By
                                        ---------------------
                                        Kevin P. Mahoney
                                        Its Vice President and Treasurer

                    and

                                     By /s/ THOMAS P. LOFTUS
                                        -----------------------
                                        Thomas P. Loftus
                                        Its Vice President and Secretary


STATE OF ________________ )
                          )ss.
COUNTY OF _______________ )

         The foregoing instrument was acknowledged before me this ____ day of April, 1995, by Kevin P. Mahoney, the Vice President and Treasurer of NWC Funding Corporation, a Delaware corporation, on behalf of the corporation.


                                        -----------------------
                                            Notary Public


STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

         The foregoing instrument was acknowledged before me this 7th day of April, 1995, by Thomas P. Loftus, the Vice President and Secretary of NWC Funding Corporation, a Delaware corporation, on behalf of corporation.



            KRISTINA DAVIS              /s/ KRISTINA DAVIS
     NOTARY PUBLIC - MINNESOTA          ---------------------
 My Commission Expires Jan. 31, 2000       Notary Public

         This Assignment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one in the same instrument.


                                     NWC FUNDING CORPORATION

                                     By /s/ KEVIN P. MAHONEY
                                        ---------------------
                                        Kevin P. Mahoney
                                        Its Vice President and Treasurer

                    and

                                     By
                                        ---------------------
                                        Thomas P. Loftus
                                        Its Vice President and Secretary

STATE OF TEXAS   )
                 )ss.
COUNTY OF HARRIS )

         The foregoing instrument was acknowledged before me this 6th day of April, 1995, by Kevin P. Mahoney, the Vice President and Treasurer of NWC Funding Corporation, a Delaware corporation, on behalf of the corporation.


[       MELANIE PEARSON       ]         /s/ MELANIE PEARSON
[Notary Public, State of Texas]         ---------------------
[   My Commission Expires     ]              Notary Public
[           01/04/97          ]


STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

         The foregoing instrument was acknowledged before me this ____ day of April, 1995, by Thomas P. Loftus, the Vice President and Secretary of NWC Funding Corporation, a Delaware corporation, on behalf of corporation.



                                        ---------------------
                                            Notary Public

                                   Exhibit A

                                 NORWEST CENTER

                            COMMERCIAL PAPER PROGRAM

                                     INDEX
                                      1987

                                    PREAMBLE

I.       Abbreviations:
         -------------

ARICO AMERICA REALESTATE INVESTMENT                                          "ARICO"
    COMPANY
BAKER & BOTTS                                                                "BB"
BENNET, RINGROSE, WOLSFELD, JARVIS,                                          "BRW"
    GARDNER, INC.
CESAR PELLI & ASSOCIATES                                                     "CP"
DEUTSCHE BANK AG                                                             "DB"
DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH                                      "DBCI"
DEUTSCHE BANK AG, NEW YORK BRANCH                                            "DBNY"
FAEGRE & BENSON                                                              "FB"
GERALD D. HINES                                                              "Hines"
GERALD D. HINES INTERESTS, LTD.                                              "Hines Ltd."
GOLDMAN SACHS MONEY MARKETS, INC.                                            "Goldman Sachs"
HINES CONSOLIDATED INVESTMENTS, INC.                                         "Hines Investments"
HINES MINNEAPOLIS 1986 ASSOCIATES                                            "HM 86"
  LIMITED PARTNERSHIP
I.A. NAMAN & ASSOCIATES, INC.                                                "IAN"
KENDALL/HEATON ASSOCIATES                                                    "KH"
MOODY'S INVESTORS SERVICE                                                    "Moody's"
MORGAN GUARANTY TRUST COMPANY OF                                             "Morgan"
  NEW YORK
MORTENSON/SCHAL, A JOINT VENTURE                                             "MS"
NFW CORPORATION                                                              "NFW"
NORWEST CENTER, INC.                                                         "NCI"
NORWEST CORPORATION                                                          "Norwest"
NWC LIMITED PARTNERSHIP                                                      "NWC"
NWC FUNDING CORPORATION                                                      "NWC Funding"
SIXTH & MARQUETTE LIMITED PARTNERSHIP                                        "SM"
STANDARD & POOR'S CORPORATION                                                "SP"
TITLE SERVICES, INC.                                                         "TSI"
WHITE & CASE                                                                 "WC"

                        NORWEST COMMERCIAL PAPER PROGRAM

                               INDEX TO DOCUMENTS


II.      LIST OF FIRST CLOSING DOCUMENTS

                                                                                        Item
                                                                                       Number
                                                                                       ------

 A.      Commercial Paper Documents
         --------------------------

         1.      Letter of Credit Agreement, dated as of November 4,                   155
                 1987, between NWC Funding and DBNY.

         2.      Depositary Agreement, dated as of November 4, 1987,                   156
                 executed by NWC Funding, agreed to by Morgan and DBNY.

         3.      Pledge Agreement, dated as of November 4, 1987, among                 157
                 ARICO, DBNY and Morgan.

         4.      Assignment and Security Agreement, dated as of                        158
                 November 4, 1987, among NWC Funding, DBNY and Morgan.

         5.      Master Rate Swap Agreement, dated as of November 4,                   159
                 1987, between NWC Funding and DBNY.

         6.      Transaction Agreement to Master Rate Swap Agreement,                  160
                 executed by DBNY and confirmed and accepted by NWC
                 Funding.

         7.      Dealer Agreement executed by Goldman Sachs and con-                   161
                 firmed by NWC Funding as of November 4, 1987.

         8.      Guarantee, dated as of November 4, 1987, executed                     162
                 by ARICO for the benefit of DBNY and NWC Funding.

         9.      Assignment and Assumption Agreement, between NFW and                  163
                 NWC Funding, executed November 2, 1987.

         10.     Note Purchase, Assignment and Assumption Agreement,                   164
                 among DBNY, DBCI and NWC Funding, executed November
                 4, 1987.

         11.     Assignment of Mortgage and Security Agreement and                     165
                 Fixture Financing Statement, executed by DBNY for the
                 benefit of NWC Funding, executed November 4, 1987.

                                                                                        Item
                                                                                       Number
                                                                                       ------

         12.     Assignment of Assignment of Leases and Rents, executed                166
                 by DBNY for the benefit of NWC Funding, executed
                 November 4, 1987.

         13.     Financing Statements executed by NWC Funding as Debtor                167
                 for the benefit of Morgan and DBNY.

         14.     Financing Statements executed by NWC Funding as Debtor                168
                 for the benefit of DBNY.

         15.     Letter of Credit Request, dated November 4, 1987, by                  169
                 NWC Funding.

         16.     Officer's Certificate executed by an officer of NWC                   170
                 Funding, dated as of November 9, 1987.

         17.     Officer's Certificate executed by officers of ARICO                   171
                 dated as of November 9, 1987.

         18.     Officer's Certificate executed by officers of ARICO                   172
                 dated as of November 9, 1987.

         19.     Officer's Certificate executed by an officer of NWC                   173
                 dated as of December 15, 1987.

         20.     Officer's Certificate executed by officers of ARICO                   174
                 dated December 15, 1987.

         21.     Owner's Certificate executed by NWC, dated as of                      175
                 November 9, 1987.

         22.     Owner's Certificate executed by NWC, dated as of                      176
                 November 9, 1987.

         23.     Owner's Certificate executed by NWC, dated as of                      177
                 November 9, 1987.

         24.     Owner's Certificate executed by NWC, dated as of                      178
                 November 9, 1987.

         25.     Owner's Certificate executed by NWC, dated as of                      179
                 November 9, 1987.

         26.     Subordination Letter, dated as of November 4, 1987                    180
                 executed by ARICO.

                                                                                        Item
                                                                                       Number
                                                                                       ------

         27.     Consent Letter from DBNY, dated November 9, 1987.                     181

 B.      Project Documents
         -----------------

         1.      Amendment to Credit Facility Agreement dated                          182
                 December 15, 1986, executed by DBNY DBCI, NWC,
                 NFW and ARICO.

         2.      Alternative Funding Demonstration Letter dated                        183
                 December 15, 1986, executed by ARICO, NWC, NCI and
                 FB.

         3.      Acknowledgment of Rental Guaranty Termination dated                   184
                 June 26, 1987, executed by ARICO.

         4.      Equity Funding Procedure Letter Agreement dated                       185
                 July 10, 19878 executed by ARICO, DBNY, TSI and
                 NWC.

         5.      Amendment and Restatement to Credit Facility                          186
                 Agreement, dated as of November 4, 1987, between NWC
                 Funding and NWC and consented to by DBNY and DBCI.

         6.      Amendment and Restatement to Mortgage and Security                    187
                 Agreement and Fixture Financing Statement Securing a
                 Revolving Line of Credit, date as of November 4,
                 1987, between NWC and NWC Funding.

         7.      Amendment and Restatement to Assignment of Leases                     188
                 and Rent, dated as of November 4, 1987, between NWC
                 and NWC Funding.

         8.      Amendment and Restatement to Construction Loan                        189
                 Disbursement Agreement, dated as of November 4,
                 1987, among TSI, NWC Funding and con-
                 sented to by DBNY.

         9.      Agreement (Owner/Bank), dated as of November 4,                       190
                 1987, between NWC and DBNY and consented to by
                 NWC Funding and ARICO.

         10.     Guarantee (Cost Overruns), dated as of                                191
                 November 4, 1987, among Hines, Hines Ltd., HM
                 86, and SM for the benefit of NWC Funding.

                                                                                        Item
                                                                                       Number
                                                                                       ------

         11.     Mortgage and Security Agreement and Fixture                           192
                 Financing Statement, dated as of November 4, 1987,
                 between NWC and ARICO.

         12.     Letter Agreement regarding Mortgage in (11) dated                     193
                 May 4, 1988, executed by ARICO..

         13.     Assignments of Contracts (6), dated as of November 4,                 194
                 1987, by NWC.

         14.     Confirmations of Assignments of Contracts, dated as                   195
                 of November 4, 1987.

                          a.      IAN
                          b.      MS
                          c.      CP
                          d.      BRW
                          e.      KH

         15.     Superseded Note  196

         16.     UCC-3 Financing Statement executed by ARICO                           197

         17.     Endorsement to Mortgagee Title Insurance Policy                       198
                 No. 411-428035 issued by Commonwealth Land Title
                 Insurance Company.

 C.      Financial Instruments
         ---------------------

         1.      Irrevocable Letter of Credit, dated December 3,                       199
                 1987.

         2.      Commercial Paper Note.                                                200

         3.      Commercial Paper Memorandum by Goldman Sachs                          201

 D.      Rating Letters
         --------------

         1.      Letter (authorizing use of rating), dated November                    202
                 4, 1987, from DBNY to Moody's.

         2.      Letter (authorizing use of rating), dated November                    203
                 4, 1987, from DBNY to SP.

         3.      Letter (thirty-day notice) dated November 4, 1987,                    204
                 from NWC Funding to Moody's.

                                                                                        Item
                                                                                       Number
                                                                                       ------

         4.      Letter (thirty-day notice) dated November 4, 1987,                    205
                 from NWC Funding to SP.

         5.      Application and Agreement for Moody's Commercial                      206
                 Paper Rating, dated November 2, 1987, by NWC
                 Funding and Moody's Commercial Paper Rating Letter,
                 dated December 7, 1987.

         6.      SP Corporation Rating Letter dated December 8,                        207
                 1987.

 E.      Corporate Assurances
         --------------------

         1.      Issuer
                 ------

                 a.       Certificate of Secretary of State of Delaware,               208
                          dated October 27, 1987.

                 b.       Corporate Secretary Certificate, dated as of                 209
                          November 4, 1987, by Schajer.

                 c.       NWC Funding Balance Sheet, dated as of                       210
                          September 30, 1987.

                 d.       Incumbency Certificate, dated as of November 9,              211
                          1987, by NWC Funding.

         2.      Depositary
                 ----------

                 a.       Depositary Certificate, dated November 9, 1987,              212
                          by Morgan.

                 b.       Certificate of Designation, dated November 9,                213
                          1987, by Morgan.

         3.      DBNY
                 ----

                 a.       Bank Officer Certificate, dated as of November 9,            214
                          1987, by DBNY.

         4.      ARICO
                 -----

                 a.       Certificate of Secretary of State of Nevada                  215
                          dated October 28, 1987.

                                                                                        Item
                                                                                       Number
                                                                                       ------

                 b.       Corporate Secretary Certificate, dated as of                 216
                          November 4, 1987.

                          (1)     Charter Documents

                          (2)     By-Laws

                          (3)     Resolutions

                 c.       Stock Power, dated November 4, 1987 by ARICO.                217

         5.      Owner
                 -----

                 a.       Consent of Limited Partner executed by ARICO.                218

                 b.       Consent of Limited Partner executed by F & B                 219
                          Building Partnership.

                 c.       Consent of Limited Partner executed by NCI.                  220

                 d.       Certificate of Secretary of State of Texas for               221
                          Hines Ltd. dated October 28, 1987.

                 e.       Certificate of Secretary of State of Delaware                222
                          for Hines Investments dated November 3, 1987.

                          (1)     Certificate of Good Standing
                          (2)     Articles of Incorporation
                          (3)     By Laws

                 f.       Unanimous Consent of Directors of Hines                      223
                          Investments dated November 3, 1987.

                 g.       Secretary's Certificate of Hines Investments                 224
                          dated November 5, 1987.

                 h.       NWC Certificate as to Articles of Limited                    225
                          Partnership dated November 6, 1987.

                 i.       Certificate of the Secretary of State of                     226
                          Minnesota for NWC dated August 5, 1986.

                 j.       SM Certificate as to Articles of Limited                     227
                          Partnership dated November 6, 1987.

                 k.       Certificate of the Secretary of State of                     228
                          Minnesota for SM dated August 5, 1986.

                                                                                        Item
                                                                                       Number
                                                                                       ------

                 l.       HM 86 Certificate as to Articles of Limited                  229
                          Partnership dated November 6, 1987.

                 m.       Certificate of the Secretary of State of                     230
                          Minnesota for HM 86 dated August 5, 1986.

                 n.       Affidavit of Hines Ltd. dated November 6,                    231
                          1987.

 E.      Opinions of Counsel
         -------------------

         1.      Opinion Letter (preference matters and                                232
                 enforceability of the Letter of Credit Agreement),
                 dated December 3, 1987, rendered by WC as special
                 counsel to DBNY.

         2.      Opinion Letters, dated December 3, 1987 and December                  233
                 15, 1987, rendered by Vinson & Elkins as special
                 counsel to NWC Funding and ARICO.

         3.      Opinion Letters, dated December 3, 1987 and December                  234
                 15, 1987, rendered by BB representing Hines and Hines
                 Ltd.

         4.      Opinion Letters, dated December 3, 1987 and December                  235
                 15, 1987, rendered by Oppenheimer, Wolff & Donnelly
                 as special counsel for DBNY.

         5.      Opinion Letters, dated December 3, 1987 and December                  236
                 15, 1987, rendered by FB as special counsel
                 for NWC.

         6.      Reliance Opinion Letter, dated December 3, 1987,                      237
                 rendered by WC to Goldman Sachs.

         7.      Opinion Letter (enforceability of agreements against                  238
                 the DBNY), dated December 3, 1987 rendered by WC,
                 as special counsel to DBNY.

         8.      Opinion Letter (enforceability of agreements against                  239
                 ARICO and NWC Funding), dated December 3, 1987
                 rendered by WC, as special counsel to DBNY.

         9.      Opinion Letter (enforceability of Letter of Credit                    240
                 under German law), dated December 3, 1987 rendered
                 by counsel to DB.

                                                                                        Item
                                                                                       Number
                                                                                       ------

         10.     Opinion Letter (reliance opinion) dated December 3,                   241
                 1987 rendered counsel to DB.

 F.      Miscellaneous Documents
         -----------------------

         1.      Architect's Certificate and Opinion dated December 15,                242
                 1987, executed by KH.

         2.      Performance and Payment Bond dated August 20, 1986.                   243

         3.      Liability and Builder's Risk Insurance Certificates.                  244

         4.      Subordination, Non-Disturbance and Attornment                         245
                 Agreement dated August 5, 1986, executed by Norwest,
                 NWC and DBNY.

         5.      Subordination, Non-Disturbance and Attornment                         246
                 Agreement dated August 5, 1986, executed by FB,
                 NWC and DBNY.

         6.      Subordination, Non-Disturbance and Attornment                         247
                 Agreement dated August 30, 1986, executed by Deloitte,
                 Haskins and Sells, DBNY and NWC.

         7.      Skyway Agreement and Skyway Expense Agreement both                    248
                 dated February 19, 1987 and consents thereto
                 executed by DBNY and DBCI.

                          MINNEAPOLIS NORWEST PROJECT

                          SEPTEMBER 1993 RESTRUCTURING

                               LIST OF DOCUMENTS

Parties

ARICO - ARICO America Realestate Investment Company

ARICO - Minneapolis - ARICO-Minneapolis, Inc.

DB - Deutsche Bank AG Cayman Islands and New York Branches

Faegre - Faegre & Benson

Hines Minneapolis - Hines Minneapolis 1986 Associates limited Partnership

NWC - NWC Limited Partnership

Norwest Center - Norwest Center, Inc.

Norwest Corp. - Norwest Corporation

S & M - Sixth & Marquette Limited Partnership

Documents

1. Amended and Restated Articles of Limited Partnership of NWC Limited Partnership between S & M, ARICO and ARICO-Minneapolis.

2.       New Certificate of Limited Partnership for NWC executed by S & M.

3.       Letter from ARICO and ARICO-Minneapolis regarding REIT status.

4. First Amendment to Articles of Limited Partnership of Sixth & Marquette Limited Partnership executed by Hines Minneapolis, Norwest Center and Faegre.

5.       September 1993 Amendment to Lease Agreement between NWC and
Norwest Corp.

6.       Letter regarding tax termination from Shearman & Sterling.

7.       Letter regarding securities laws from Vinson & Elkins, LLP..

8.       Amendments to Project Loan Documents

         (a)     Second Amendment to Credit Facility Agreement

         (b)     Second Amendment to Mortgage

         (c)     Second Amendment to Assignment of Leases

         (d)     Third Amended and Restated Note

         (e)     First Amendment to Letter of Credit Agreement

         (f)     Second Amendment to Master Rate Swap Agreement

9.       Letter from ARICO consenting to loan amendment and other matters.

10. Consent from Deutsche Bank AG, New York Branch and Cayman Islands Branch, to item 1.

8. First Amendment to Pledge Agreement relating to the Pledge Agreement dated as of November 4, 1987, among ARICO, the Bank and Morgan Guaranty.

9. Consent from ARICO to the Bank and NWC, relating to amendments to the Initial Loan Commitment, as defined in the Partnership Agreement of the owner.


                             II.  PROJECT DOCUMENTS


10. First Amendment to Credit Facility Agreement relating to the Amendment and Restatement dated November 4, 1987 to the Credit Facility Agreement dated as of August 5, 1986, as amended, between NWC and the Owner.

11. Second Amended and Restated Promissory Note dated as of August 5, 1986, in the principal amount of $110,000,000, by the Owner payable to NWC.

12. First Amendment to Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit filed for record in the office of the Registrar of Titles of Hennepin County, Minnesota as Document No. 2304100, relating to the amended and restated Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit dated as of November 4, 1987, between the Owner and NWC.

13. First Amendment to Assignment of Leases and Rents filed for record in the Office of the Registrar of Titles of Hennepin County, Minnesota, as Document No. 2304101, relating to the amended and restated Assignment of Leases and Rents dated as of November 4, 1987, filed with the Hennepin County Registrar of Titles as Document No. 1888192, between the Owner and NWC.

14. Agreement and Consent of Partners (NWC Limited Partnership) between Sixth & Marquette Limited Partnership and ARICO.

15. Title Policy Endorsement No. 66, issued January 12, 1993 by Commonwealth Land Title Insurance Company, to be annexed to be annexed to Policy No. 411-428035.


                          III.  OFFICERS' CERTIFICATES


16. Officer's Certificate as to Certificate of Incorporation, By-laws, Resolution, Incumbency of NWC, together with Certificate of Incorporation and all amendments to date,

         By-Laws and all amendments to date, and Consent of Sole Stockholder.

17. NWC Funding Corporation Officer's Certificate, dated August 14, 1992, regarding certain Events of Default, as defined in the Letter of Credit Agreement, and certain representations and warranties.

18. Good standing Certificate for NWC from the Secretary of State of Delaware, dated July 24, 1992.

19. Officer's Certificate as to Certificate of Incorporation, By-Laws, Resolution, Incumbency of ARICO together with (a) Certificate of Incorporation and all amendments to date, (b) By-Laws and all amendments to date, and (c) resolutions adopted by the Board of Directors to date.

20 Certificate of Good Standing for ARICO, dated July 22, 1992, from the Secretary of State of Minnesota, and Certificate of Corporate Status for ARICO, dated July 21, 1992, from the Secretary of State of Nevada.


                            IV.  OPINIONS OF COUNSEL


21. Legal Opinion of Vinson & Elkins, Special Counsel to NWC and ARICO, regarding corporate status and authority of NWC and ARICO, and other matters.

22. Legal Opinion of Baker & Botts, Counsel to Gerald D. Hines and GDHI Limited Partnership, regarding status and authority of such partnership.

23. Legal Opinion of Oppenheimer Wolff, & Donnelly, Special Counsel to the Bank, regarding doing business in Minnesota, and other matters.

24. Legal Opinion of Faegre & Benson, Special Counsel to the Owner, regarding status and authority of such partnership, and other matters.


                               V.  RATING LETTERS

25. Letter dated July 31, 1992, from Standard & Poors to NWC, confirming commercial paper rating.

26. Letter dated August 6, 1992, from Moody's Investors Service to NWC, confirming commercial paper rating.

27.      (a)     UCC-3 Financing Statement Assignments showing NWC as debtor and Deutsche Bank AG, New York Branch and Morgan Guaranty as secured parties, assigning the interests of the secured parties to the Bank, (i) filed September 16, 1992 under File
                 No. 1529798, referring to UCC-1 No. 1101648, both in the records of the Minnesota Secretary of State; and (ii) filed
                 September 16, 1992 under File No. 1085883, referring to UCC-1
                 No. 1025575, both in the records of the County Recorder of Hennepin County, Minnesota.

         (b) UCC-3 Financing Statement Continuation between NWC as debtor and the Bank as secured party, (i) filed September 17, 1992 under File No. 1530482, referring to UCC-1 No. 1101648, both in the records of the Minnesota Secretary of State; and (ii) filed September 17, 1992 under File No. 1085913, referring to UCC-1 No. 1025575, both in the records of the County Recorder of Hennepin County, Minnesota.

                            NORWEST CENTER FINANCING
                                     INDEX
                                      1986

                                    PREAMBLE

I.       Abbreviations:


ALLSTATE INSURANCE COMPANY AMERICAN RE-INSURANCE COMPANY                   "Allstate"
ARICO AMERICA REALESTATE                                                   "ARC"
  INVESTMENT COMPANY                                                       "ARICO"
CBM ENGINEERS, INC.                                                        "CBM"
BAKER & BOTTS                                                              "BB"
BENNET, RINGROSE, WOLSFELD, JARVIS,
  GARDNER, INC.                                                            "BRW"
CESAR PELLI & ASSOCIATES                                                   "CP"
CONTINENTAL CASUALTY COMPANY                                               "CCC"
DEUTSCHE BANK AG, CAYMAN ISLANDS
  BRANCH                                                                   "DBCI"
DEUTSCHE BANK AG, NEW YORK BRANCH                                          "DBNY"
DEUTSCHE BANK CAPITAL CORPORATION                                          "DBCC"
EMPLOYERS REINSURANCE CORPORATION                                          "ERC"
FAEGRE & BENSON                                                            "FB"
FEDERAL INSURANCE COMPANY                                                  "FIC"
GENERAL REINSURANCE CORPORATION                                            "GRC"
GERALD D. HINES                                                            "Hines"
GERALD D. HINES INTERESTS, INC.                                            "Hines, Inc."
GERALD D. HINES INTERESTS, LTD.                                            "Hines Ltd."
HINES COLORADO CORPORATION                                                 "Hines Colorado"
HINES MINNEAPOLIS 1986 ASSOCIATES
  LIMITED PARTNERSHIP                                                      "HM 86"
I.A. NAMAN & ASSOCIATES, INC.                                              "IAN"
INSURANCE COMPANY OF NORTH AMERICA                                         "Cigna"
KENDALL/HEATON ASSOCIATES                                                  "KH"
MORTENSON/SCHAL, A JOINT VENTURE                                           "MS"
NFW CORPORATION                                                            "NFW"
NORWEST BANK BUILDING COMPANY                                              "NBBC"
NORWEST CENTER, INC.                                                       "NCI"
NORWEST CORPORATION                                                        "Norwest"
NWC LIMITED PARTNERSHIP                                                    "NWC"
NORTH AMERICAN REINSURANCE
  CORPORATION                                                              "NARC"
NWC FUNDING CORPORATION                                                    "NWC Funding"
SIXTH & MARQUETTE LIMITED
  PARTNERSHIP                                                              "SM"
TITLE SERVICES, INC.                                                       "TSI"

                                                                           Item
                                                                         Number
                                                                         ------

 II.     CLOSING MEMORANDUM                                                   1
         ------------------

III.     SITE ACQUISITION
         ----------------

         A.      Purchase Agreement Dated August 5,
                 1986 by and between NBBC and NWC.                            2

         B.      Closing Statement dated August 5,
                 1986 by and between NBBC, as
                 seller, and NWC, as purchaser.                               3

         C.      Contract for Deed dated August 5,
                 1986 by and between NBBC, as
                 seller, and NWC, as purchaser.                               4

         D.      Certificate of Real Estate Value
                 dated August 5, 1986 between
                 NBBC, as seller, and NWC, as buyer.                          5

         E.      Promissory Note dated August 5, 1986
                 between NWC and NBBC in the amount of
                 $3,600,000.00.                                               6

         F.      Application to open a standby letter
                 of credit between NWC and DBNY dated
                 August 5, 1986.                                              7

         G.      Irrevocable Standby Letter of Credit
                 dated August 5, 1986 in the amount of
                 $3.750,000.00 issued by DBNY to NWC.                         8

         H.      Purchase Agreement (Artifacts) dated
                 August 5, 1986 between NBBC and NWC.                         9

         I.      Affidavit of NBBC dated August 4, 1986.                     10

         J.      Non-Foreign Affidavit of NBBC
                 dated August 5, 1986.                                       11

         K.      Agreement dated August 5, 1986 between
                 SM and NBBC regarding redemption
                 payment.                                                    12

         L.      Warranty Deed dated January 15, 1987
                 between NBBC, as Grantor and NWC, as
                 Grantee.                                                    13

IV.      PARTNERSHIP FORMATION
         ---------------------

         A.      Master Agreement dated August 5,
                 1986 by and among ARICO, Hines,
                 Hines, Inc., Hines Limited, HM 86,
                 SM, and NWC.                                                14

         B.      Articles of Limited Partnership
                 of NWC by and between SM, as
                 general partner, and ARICO, as
                 limited partner, effective
                 August 5, 1986.                                             15

                 1.       Certificate of Limited
                          Partnership of NWC.                                16

                 2.       Certificate of Right or
                          Consent to the Use of an
                          Assumed Name of NWC Limited
                          Partnership by Norwest
                          Properties, Inc. and NWC.                          17

                 3.       Secretary of State of
                          Minnesota Certificate of
                          Formation or Registration
                          of Limited Partnership of
                          NWC, dated August 5, 1986.                         18

                 5.       Letter dated December 15,
                          1986 between NWC and ARICO.                        19

                 6.       Full Funding Demostration
                          Letter Agreement dated
                          February 17, 1987 between ARICO
                          and SM.                                            20

                 7.       UCC-1 Financing Statement; SM
                          as debtor, ARICO as creditor
                          filed with the Secretary of
                          State of Minnesota.                                21

         C.      Articles of Limited Partnership
                 of SM, dated August 5, 1986.                                22

                 1.       Certificate of Limited
                          Partnership of SM, dated
                          August 5, 1986.                                    23

                 2.       Secretary of State of
                          Minnesota Certificate of
                          Formation or Registration
                          of Limited Partnership of
                          SM, dated August 5, 1986.                          24

                 3.       Certificate of Right or
                          Consent to the Use of an
                          Assumed Name of Sixth &
                          Marquette Limited Partnership
                          by Norwest Properties,
                          Inc. and SM.                                       25

                 4.       Guaranty of Partnership
                          Obligations dated August 5,
                          1986 between HM 86, as beneficiary,
                          and Norwest Corporation,
                          as Guarantor.                                      26

                 5.       UCC-1 Financing Statement; FB
                          as debtor, NWC as creditor filed
                          with the Secretary of State
                          of Minnesota.                                      27

                 6.       UCC-1 Financing Statement; HM 86
                          as debtor, NCI as Creditor filed
                          with the Secretary of State
                          of Minnesota.                                      28

                 7.       SM Consent.                                        29

         D.      Articles of Limited Partnership
                 of HM 86, dated August 5, 1986.                             30

                 1.       Certificate of Limited
                          Partnership of HM 86, dated
                          August 5, 1986.                                    31

                 2.       Secretary of State of Minnesota
                          Certificate of Formation
                          or Registration of Limited
                          Partnership of HM 86, dated
                          August 5, 1986.                                    32

V.       PARTNERSHIP CONVEYANCES
         ------------------------

         A.      Acknowledgment, Assignment and Conveyance
                 dated August 5, 1986 by HM 86,
                 GDHI and Hines.                                             33

         B.      Acknowledgment, Assignment and Conveyance
                 dated August 5, 1986 by SM.                                 34

VI.      FINANCING
         ---------

         A.      Commitment Letter, dated
                 August 5, 1986, by DBNY to
                 NWC.                                                        35

         B.      Credit Facility Agreement,
                 dated August 5, 1986 between
                 DBNY, DBCI, NFW and
                 NWC.                                                        36


                 1.       Letter dated December 15, 1986
                          by DBNY and DBCI regarding
                          Credit Facility Agreement.                         37

                 2.       Letter dated as of December 15,
                          1986 by DBNY to NWC regarding
                          Credit Facility Agreement.                         38

                 3.       Letter dated January 30,
                          1987 by DBNY to NWC regarding
                          Credit Facility Agreement.                         39

         C.      Promissory Note in the
                 amount of $110,000,000.00,
                 dated August 5, 1986 between
                 NWC and DBNY.                                               40


         D.      Mortgage and Security Agreement
                 and Fixture Financing
                 Statement securing a revolving
                 line of credit, dated
                 August 5, 1986 between NWC,
                 NBBC, and DBNY.                                             41

         E.      First Amendment to Mortgage
                 and Security Agreement dated
                 January 15, 1987 between NWC
                 NBBC and DNBY.                                              42

         F.      Construction Loan Disbursement
                 Agreement, dated August
                 5, 1986 between TSI, NWC,
                 DBNY, and NFW.                                              43

         G.      Security Agreement, dated
                 August 5, 1986 by NWC in
                 favor of DBNY.                                              44

         H.      UCC-1 Financing Statement
                 executed by NBBC, as Debtor,
                 filed with the county recorder.                             45

         I.      UCC-1 Financing Statement
                 executed by NBBC, as Debtor,
                 filed with the Secretary of
                 State of Minnesota.                                         46

         J.      UCC-1 Financing Statement
                 executed by NWC, as Debtor,
                 filed with the county
                 recorder.                                                   47

         K.      UCC-1 Financing Statement
                 executed by NWC, as Debtor,
                 filed with the Secretary of
                 State of Minnesota.                                         48

         L.      Affidavit of NWC Limited
                 Partnership, dated August 5,
                 1986.                                                       49

         M.      Affidavit of Sixth and
                 Marquette Limited Partnership,
                 dated August 5, 1986.                                       50

         N.      Affidavit of Hines Minneapolis
                 1986 Associates
                 Limited Partnership, dated
                 August 12, 1986.                                            51

         O.      Affidavit of Gerald D. Hines
                 Interests, Ltd., dated
                 August 5, 1986.                                             52

         P.      Assignment of Leases and
                 Rents, dated August 5, 1986
                 by NWC and NBBC to DBNY.                                    53

         Q.      First Amendment to Assignment
                 of Leases and Rents dated
                 January 15, 1987 between NWC
                 NBBC and DBNY.                                              54

         R.      Borrower's Assignment of
                 Plans and Specifications and
                 Civil Engineer's Contract,
                 dated August 5, 1986 by NWC
                 to DBNY.                                                    55

         S.      Borrower's Assignment of
                 Plans and Specifications and
                 Architect's Contract and
                 Subcontracts, dated August
                 5, 1986 by NWC to DBNY.                                     56

         T.      Borrower's Assignment of
                 Plans and Specifications and
                 Engineer's Contract, dated
                 August 5, 1986 by NWC to DBNY.                              57

         U.      Borrower's Assignment of
                 General Contract and Subcontracts,
                 dated August 5, 1986
                 by NWC to DBNY.                                             58

         V.      Certificate of Tenancies and
                 Leases, dated August 5, 1986
                 by NWC to DBNY.                                             59

         W.      Letter, dated September 9,
                 1986, by NWC to DBNY listing
                 persons authorized to execute
                 requests for advance.                                       60

         X.      Letter, dated July 24, 1986,
                 by DBCC to NWC Funding re
                 serial forward interest rates
                 swaps.                                                      61

         Y.      Termination of Memorandum
                 Agreement dated August 5,
                 1986 by DBNY and DBCC.                                      62

VII.  LEASES
      ------

         A.      Faegre & Benson

                 1.       Lease Agreement by and between
                          NWC and FB, dated
                          August 5, 1986.                                    63

                 2.       Memorandum of Lease, dated
                          August 5, 1986, by NWC and
                          FB.                                                64

                 3.       Subordination, Non-Disturbance
                          and Attornment Agreement,
                          dated August 5, 1986, between
                          FB, NWC, and DBNY.                                 65

                 4.       Guaranty, dated August 5,
                          1986, between Hines Limited
                          and FB.                                            66

                 5.       Security Agreement, dated
                          August 5, 1986, by FB to
                          NWC.                                               67

                 6.       Subordination of Contract
                          For Deed to Lease, dated
                          August 5, 1986 by NBBC,
                          NWC, and FB.                                       68

                 7.       Letter Agreement, dated
                          August 5, 1986, by Hines
                          Limited to FB re completion
                          of skyway.                                         69

                 8.       Letter Agreement, dated
                          August 5, 1986, by Hines
                          Limited to FB re termination
                          of letter agreement
                          dated October 28, 1985.                            70

                 9.       Construction Commencment
                          Certificate, dated August
                          12, 1986 by FB.                                    71

         B.      Norwest Corporation

                 1.       Lease Agreement by and between
                          NWC and Norwest, dated
                          August 5, 1986.                                    72

                 2.       Memorandum of Lease, dated
                          August 5, 1986, between NWC,
                          as Landlord, and Norwest, as
                          Tenant.                                            73

                 3.       Subordination, Non-Disburbance,
                          and Attorranent Agreement,
                          dated August 5, 1986 between
                          Norwest, NWC and DBNY.                             74

                 4.       Letter Agreement, dated August
                          5, 1986 by Hines Limited
                          to Norwest re termination
                          of letter agreement of July
                          11, 1985 and credit facility
                          agreement.                                         75

                 5.       Letter dated September 15, 1986
                          by GDHI terminating Agreement
                          dated August 5, 1986.                              76

                 6.       Completion Guaranty by
                          Hines Limited for the benefit
                          of Norwest.                                        77

                 7.       Agreement dated August 5, 1986
                          by SM for the benefit of NorWest
                          regarding plans.                                   78

VIII.    CORPORATE ASSURANCES
         --------------------

         A.      Gerald D. Hines Interests, Inc.
                 -------------------------------

                 1.       Secretary's Certificate of
                          Resolutions and Incumbency.                        79

                 2.       Qualification and Good Standing
                          in Minnesota.                                      80

         B.      ARICO America Realestate Investment Company
                 -------------------------------------------

                 1.       Certificate of Existence and
                          Good Standing in Nevada.                           81

                 2.       Certificate of Good Standing
                          in Minnesota.                                      82

                 3.       Secretary's Certificate of
                          Incumbency.                                        83

         C.      NFW Corporation
                 ---------------

                 1.       Certificate of Existence and
                          Good Standing in Minnesota.                        84

                 2.       Secretary's Certificate of
                          Resolutions.                                       85

                 3.       Incumbency Certificate.                            86

                 4.       Written Action in Lieu of
                          Organization Meeting by
                          Directors                                          87

         D.      Norwest Corporation
                 -------------------

                 1.       Certificate of Existence.                          88

                 2.       Secretary's Certificate of
                          Resolutions.                                       89

                 3.       Incumbency Certificate.                            90

                 4.       Qualification and Good Standing
                          in Minnesota.                                      91

                 5.       Norwest By-laws.                                   92

         E.      Norwest Bank Building Company
                 -----------------------------

                 1.       Certificate of Existence
                          in Minnesota.                                      93

                 2.       Secretary's Certificate of
                          Resolutions.                                       94

                 3.       Incumbency Certificate.                            95

                 4.       Articles of Incorporation and
                          By-laws.                                           96

         F.      Norwest Center, Inc.
                 --------------------

                 1.       Certificate of Existence
                          in Minnesota.                                      97

                 22.      Secretary's Certificate of
                          Resolutions.                                       98

                 3.       Incumbency Certificate.                            99

                 4.       Articles of Incorporation and
                          By-laws.                                          100
IX.      TITLE INSURANCE
         ---------------
         A.      Title Commitment
                 ----------------

                 1.       Owner's Policy.                                   101

                 2.       Lender's Policy.                                  102

                 3.       Power of Attorney for
                          NAR.                                              103

                 4.       Financial Statement
                          of NAR.                                           104

                 5.       Notary's Certificate of
                          NAR.                                              105

                 6.       Power of Attorney for
                          Allstate Insurance.                               106

                 7.       Notary's Certificate
                          of Allstate.                                      107

                 8.       Power of Attorney of ARC.                         108

                 9.       ARC Balance Sheet.                                109

                 10.      Power of Attorney of
                          Cigna.                                            110

                 11.      Notary's Certificate of
                          Cigna.                                            111

                 12.      Power of Attorney of
                          CCC.                                              112

                 13.      Notary's Certificate
                          of CCC.                                           113

                 14.      Power of Attorney of
                          ERC.                                              114

                 15.      Financial Statement of
                          ERC.                                              115

                 16.      Power of Attorney and
                          Acknowledgment of FIC.                            116

                 17.      Power of Attorney of
                          GRC.                                              117

                 18.      Financing Statement of
                          GRC.                                              118

                 19.      Confirmation Letter of
                          Commonwealth.                                     119

                 20.      Letter Agreement by Commonwealth re: insured
                          closing service.                                  120

                 21.      Letter by TSI re: Lender's
                          Policy and Owner's Policy.                        121

         B.      Reinsurance Agreements (Owner and
                 ----------------------------------
                 Lender)
                 -------

                 1.       First American Title Insurance
                          Company.                                          122

                 2.       Attorney's Title Insurance
                          Fund.                                             123

                 3.       Title USA Insurance Corporation.                  124

                 4.       Lawyers Title Insurance
                          Corporation.                                      125

                 5.       Safeco Title Insurance Company.                   126

                 6.       Stewart Guaranty Title Company.                   127

                 7.       Western Title Insurance Company.                  128

                 8.       Transamerica Title Insurance
                          Company.                                          129

                 9.       Chicago Title Insurance Company.                  130

                 10.      Title Insurance Company of
                          Minnesota.                                        131

                 11.      Industrial Valley Title Insurance Company.        132

X.       LEGAL OPINIONS
         --------------


         A.      BB opinion regarding closing documents.                    133

         B.      FB environmental opinion.                                  134

         C.      FB opinion regarding securities
                 law.                                                       135

         D.      FB opinion regarding loan
                 documents.                                                 136

XI.      MISCELLANEOUS PROJECT MATTERS
         -----------------------------

         A.      Construction contract dated August
                 5, 1986 between NWC and MS.                                137

         B.      Performance and Payment Bond in
                 the amount of $100,243,665.00 between
                 MS, as principal and NWC between FW,
                 DBNY, and ARICO, as obligees.                              138

         C.      BCE Agreement between NWC and MCC
                 dated August 4, 1986.                                      139

         D.      Letter dated July 24, 1986 by IAN.                         140

         E.      Architect's certificate and opinion
                 dated July 25, 1986.                                       141

         F.      Engineer's certificate and opinion
                 dated July 25, 1986.                                       142

         G.      Architectural design consultants
                 certificate and opinion dated July 25,
                 1986.                                                      143

         H.      Letter dated October 3, 1985 by BRW
                 regarding proposal for civil engineering
                 services.                                                  144

         I.      Agreement between architect and consultant
                 dated August 15, 1985 between
                 KH and NCP.                                                145

         J.      Agreement between architect and
                 engineer dated August 15, 1985 between
                 KH and CBM.                                                146

         K.      Tunnel Agreement.                                          147

         L.      Letter Agreement dated February 13,
                 1987 by NWC regarding Tunnel Agreement.                    148

         M.      Skyway Agreement dated February 19,
                 1987 between Darrel M. Holt, Elizabeth
                 L. Holt and NWC.                                           149

         N.      Skyway Expense Agreement dated
                 February 19, 1987 between Darrel M.
                 Holt, Elizabeth L. Holt and NWC.                           150

         O.      Consent to Skyway Agreement by
                 DBNY, DBCI, and NFW.                                       151

         P.      Application for Account Opening by
                 NWC.                                                       152

         Q.      Partnership Bank Account Agreement
                 between DBNY and NWC.                                      153

         R.      Signature certificate of NWC.                              154

                 THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE HAS BEEN ASSIGNED BY NWC FUNDING CORPORATION TO DEUTSCHE BANK AG, NEW YORK BRANCH, PURSUANT TO AN ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF NOVEMBER 4, 1987, AS AMENDED, AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE TERMS OF SAID ASSIGNMENT


                           THIRD AMENDED AND RESTATED
                                PROMISSORY NOTE


$110,000,000.00
                                                          Minneapolis, Minnesota
                                                                  August 5, 1986

         FOR VALUE RECEIVED, the undersigned, NWC LIMITED PARTNERSHIP, a Minnesota limited partnership (the "Borrower"), hereby agrees and promises to pay to the order of NWC Funding Corporation, a Delaware corporation (and the assignee of NFW Corporation, a Minnesota corporation under an assignment agreement dated as of November 4, 1987) ("Holder") or its assigns at the office of Deutsche Bank AG, New York, Branch (the "Bank") at 31 West 52nd Street, New York, New York 10019, or such other place as the Holder, or its assigns, may from time to time designate, the principal sum of One Hundred Ten Million and 00/100 Dollars ($110,000,000.00) or so much as may be advanced hereunder as Primary Obligations from time to time in accordance with the terms and conditions of the Amendment and Restatement, dated as of November 4, 1987, to that certain Credit Facility Agreement, dated as of August 5, 1986, and amended as of December 15, 1986 and February 17, 1987 as such Amendment and Restatement was amended as of August 7, 1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Credit Facility Agreement"), between the Borrower and the Holder, and to pay interest on the unpaid principal balance from the date hereof at the rates per annum and at the times specified in the Credit Facility Agreement until this Note is fully paid. Both the principal balance and interest thereon shall be payable in coin or currency which at the time of payment is legal tender for the payment of public or private debts in the United States of America.

         The outstanding principal of all amounts advanced under the Credit Facility Agreement and evidenced hereby shall be due and payable on December 31, 2005.

         This Note is a third amendment and restatement of the promissory note originally issued by the Borrower in favor of the Bank on August 5, 1986, as the same was amended and restated as of November 4, 1987, to evidence the endorsement of the same by the Bank to the Holder and the assignment of the same from the Holder to the Bank, and as further amended and restated as of August 7, 1992, to evidence, among other things, the extension of the maturity date thereof. This Note supersedes in its entirety, but has not been issued in satisfaction of, the second amended and restated note delivered by the Borrower to the Bank. The original principal amount of this Note has not been amended.

         This Note constitutes a revolving line of credit note under which advances, payments and readvances may be made from time to time as Primary Obligations in accordance with the terms of the Credit Facility Agreement, provided the maximum amount of outstanding principal hereunder shall in no event exceed One Hundred Ten Million and 00/100 Dollars ($100,000,000). This
Note is secured by an Amendment and Restatement, dated as of November 4, 1987, to the Mortgage and Security Agreement and Fixture Financing Statement Securing a Revolving Line of Credit given by the Borrower to the Holder, dated as of August 5, 1986 and amended as of January 15, 1987, as such Amendment and Restatement was further amended as of August 7, 1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Mortgage"), which constitutes a revolving line of credit mortgage by Borrower in accordance with Minn. Stat. Sections 507.325 and 508.555. All amounts advanced and readvanced under this Note shall be secured by the Mortgage, regardless of the time or amount of advances, payments or readvances and whether or not the advances or readvances are obligatory.

         Per diem interest shall be computed on the basis of a three hundred sixty (360) day year but shall be payable on the actual days elapsed during the term of this Note.

         All payments made under this Note shall be applied first to interest, second to any late charges due hereunder, and then to principal, except that if any advances made by Holder due to the occurrence of an Event of Default (as defined in the Credit Facility Agreement) are not repaid on demand, any moneys received, at the option of Holder may first be applied to repay such advances, plus interest thereon at the variable Default Rate per annum thereafter (as defined in the Credit Facility Agreement), and the balance, if any, shall be applied on account of any installments then due.

         This Note is secured by (i) the Mortgage by which Borrower has granted to Holder a first mortgage lien on and security interest in the Premises, as therein defined, located in Hennepin County, Minnesota (the "Premises"); (ii) an Amendment and Restatement, dated as of November 4, 1987, to the Assignment of Leases and Rents, dated as of August 5, 1986, as such Amendment and Restatement was amended as of August 7,1992, and as further amended of even date herewith (as the same may from time to time be further amended, supplemented or otherwise modified, the "Assignment") by which Borrower has assigned to Holder its interest in all rents and leases of the Premises; (iii) the Credit Facility Agreement; and (iv) certain other collateral security documents (as the same may from time to time be further amended, supplemented, or otherwise modified, "Security Documents"). The terms of the Mortgage, the Assignment, and the Credit Facility Agreement and all other Security Documents securing this Note are incorporated herein by reference and made a part hereof.

         The remedies of Holder, as provided herein, and in the Mortgage, the Assignment, the Credit Facility Agreement, and other collateral Security Documents shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Holder and may be exercised as often as the occasion therefor shall arise.

         It is agreed that time is of the essence in the performance of this Note. Upon the occurrence of an Event of Default under or as defined in the Mortgage, the Assignment, the Credit Facility Agreement, or any other Security Document, Holder shall have the right and option to declare, without notice, all remaining unpaid principal and accrued interest evidenced by this Note immediately due and payable. Holder may exercise this option to accelerate at any time during the occurrence of any Event of default described above regardless of any forbearance by Holder.

         Upon the occurrence of an Event of Default and if the same is referred to any attorney for collection or any action at law or in equity is brought with respect hereto, Borrower shall pay Holder all expenses and costs of collection, including, but not limited to, attorneys' fees.

         Borrower, all guarantors and all other persons liable for all or any part of the indebtedness evidenced by this Note severally waive presentment for
payment, protest and notice of non-payment and dishonor.   From time to time,
without affecting the obligations of Borrower under this Note, the Mortgage, the Assignment, the Credit Facility Agreement or any other Security Document, and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness evidenced by this Note, and without giving notice to or obtaining the consent of Borrower or such guarantors, and without liability on the part of Holder, Holder may at Holder's option, extend the time for payment of sums due under this Note, reduce payments thereon, release anyone liable for the payment of any portion of the indebtedness evidenced by this Note, accept a renewal or extension of the Note, join in any extension or subordination agreement, release any security given therefor, take or release other or additional security, and agree in writing with Borrower to modify the rate of interest or period of amortization of this Note and to change the amount of the monthly installments payable hereunder.

         All agreements between Holder and Borrower are hereby expressly limited so that no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to

Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Mortgage Credit Facility Agreement, Assignment or any other Security Documents shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of such highest lawful rate shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest or returned to Borrower, at the option of Holder. This provision shall control every other provision of all agreements between Borrower and Holder and shall also be binding upon and available to any subsequent holder or endorsee of this Note.

         No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

         Notwithstanding anything to the contrary contained in this Note, the Mortgage, the Credit Facility Agreement, the Assignment or the Security Documents (collectively, the "Loan Documents"), the Holder agrees that no deficiency or other money judgment, order or execution shall be sought, taken, or entered in any suit, action, or proceeding, whether legal or equitable, against the Borrower or any partners, shareholders, officers or directors of the Borrower (direct or indirect), or it successors and assigns, for the purpose of enforcing or obtaining satisfaction of any of the obligations under the Loan Documents and that the Holder's sole recourse under the Loan Documents shall be against the Premises and the other property encumbered by the Loan Documents.

         Notwithstanding anything herein to the contrary, any reference herein to the Credit Facility Agreement, the Mortgage, the Assignment, or any Security Document shall be to such document as the same may be amended from time to time.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date and year set forth above.

                                                      NWC LIMITED PARTNERSHIP,
                                                      a Minnesota limited partnership

                                                      By:      Sixth & Marquette Limited
                                                               Partnership, a Minnesota limited
                                                               partnership

                                                               Its:    General Partner

                                                      By:      Hines Minneapolis 1986 Associates
                                                               Limited Partnership, a Minnesota
                                                               limited partnership

                                                               Its:    General Partner

                                                      By:      GDHI Limited Partnership,
                                                               a Texas limited partnership

                                                               Its:    General Partner

                                                      By: /s/ GERALD HINES
                                                          -------------------------
                                                               Gerald D. Hines

                                                               Its:    General Partner

Pay to the order of Deutsche Bank AG                   Pay to the order of Norwest Corporation,
New York Branch                                        without Representation or Recourse.

NWC FUNDING CORPORATION                                DEUTSCHE BANK AG, New York Branch

By: /s/ THOMAS P. LOFTUS                               By: /s/ JEAN M. HANNIGAN
    ----------------------                                ---------------------------
      Title: President                                    Jean M. Hannigan
                                                          Assistant Vice President
By: /s/ SCOTT M. DALRYMPLE
    ----------------------                             By: /s/ VISHWANIE S. SEWSANKAR
      Title: Secretary                                     ---------------------------
                                                           Vishwanie S. Sewsankar
                                                           Associate

                                                       NWC FUNDING CORPORATION

                                                       By:/s/ THOMAS P. LOFTUS
                                                          ------------------------
                                                       By:/s/ SCOTT M. DALRYMPLE
                                                          ------------------------